FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                                 January 1, 1997
   --------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)




                                ILX Incorporated
         ---------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                     ARIZONA
                                 ---------------
                                 (State or other
                                 jurisdiction of
                                 incorporation)

33-16122                                                              86-0564171
--------                                                              ----------
(Commission File                                                (I.R.S. Employer
Number)                                                      Identification No.)



                 2111 E. Highland, Suite 210, Phoenix, AZ 85016
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               (Address of principal executive offices) (Zip Code)





                                 (602) 957-2777
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               Registrant's telephone number, including area code

Item 5. Other Events.

          Effective June 2, 1995, ILX Incorporated ("ILX") entered into Consulting Agreements with Investor Resource Services, Inc., a Florida corporation, ("IRC") and Universal Solutions, Inc., a Colorado corporation, ("Universal") pursuant to which IRC and Universal agreed to provide certain investor relations, broker relations and public relations services to ILX. The Consulting Agreements are Exhibits to ILX's Form S-2 Registration Statement No. 33-61477. Under the terms of the Consulting Agreements, as amended in the related Option Agreements (which are attached as Exhibits to ILX's Form S-3 Registration Statement No. 333-03151), each of IRC and Universal received from ILX a total of 50,000 shares of ILX Common Stock (the "Shares") plus options to purchase an additional 250,000 shares of ILX Common Stock at $1.25 per share (the "Option Shares"). ILX agreed that the Shares and the Option Shares may be registered pursuant to the terms of the Consulting Agreements.

         The term of the Option Agreements originally was to terminate 30 days after the effective date of any registration described under section 7(b) of the Consulting Agreements (a "Registration") or June 1, 1997, whichever occurred first. Pursuant to a letter agreement dated June 10, 1996 (the "Letter Agreement"), a copy of which was attached as Exhibit A to ILX's Current Report dated June 14, 1996 on Form 8-K, ILX agreed to extend the term of the Option Agreements so that those Option Agreements would terminate 90 days after the effective date of any such Registration or June 1, 1997, whichever occurs earlier. In consideration for the extension, IRC and Universal agreed to, and did, exercise options for 100,000 of the Option Shares at a price of $1.25 per Option Share. Pursuant to a letter agreement dated August 5, 1996 (the "Second Letter Agreement"), a copy of which is attached as Exhibit 10 to ILX's Current Report dated August 12, 1996 on Form 8-K, ILX agreed to extend the term of the Option Agreements so that those Option Agreements would terminate 120 days after the effective date of any such Registration or June 1, 1997, whichever occurs earlier. In consideration for the extension, IRC and Universal agreed to, and did, exercise, collectively, options for 100,000 of the Option Shares at a price of $1.25 per Option Share. Thereafter, Universal exercised options for 50,000 of the Option Shares at a price of $1.25 per Option Share. Because ILX filed a Registration effective May 17, 1996, pursuant to their terms as amended by the Letter Agreement and the Second Letter Agreement, the Option Agreements terminated on September 14, 1996.

         Effective January 1, 1997, ILX and IRC entered into a new Consulting Agreement pursuant to which IRC agreed to provide certain investor relations, broker relations and public relations services to ILX (the "New Consulting Agreement"). The New Consulting Agreement is attached hereto as Exhibit 10. Under the terms of the New Consulting Agreement, IRC received new options to purchase 350,000 shares of ILX Common Stock at $1.25 per share (the "New Option Shares"). Further, pursuant to the terms of the New Consulting Agreement, ILX has agreed to allow IRC to exercise unexercised options to purchase 150,000 of the Option Shares. The options granted in the New Consulting Agreement with respect to the New Option Shares and the extended options for the Option Shares expire on June 30, 1997.

         The above descriptions of the Consulting Agreements, the Option Agreements, the Letter Agreement, the Second Letter Agreement and the New Consulting Agreement are qualified in their entirety by reference to the Consulting Agreements, the Option Agreements, the Letter Agreement, the Second Letter Agreement and the New Consulting Agreement.

Item 7. Financial Statements and Exhibits.

         The Exhibits required by Item 601 of Regulation S-K have been supplied as follows:

Exhibit
Numbers                    Description of Exhibit                       Page No.
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  10                       Consulting Agreement                            4


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ILX Incorporated,
                                                     an Arizona corporation


                                                     /s/ Nancy J. Stone
                                                     ---------------------------
                                                     Nancy J. Stone
                                                     President

Date:  January 13, 1997